Securities and Exchange Commission
                        Washington, D.C., 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report April 22, 2002
                    -------------------------------

                     Commission file Number 0-28416

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                            ValCom, Inc.
       (Name of small business issuer specified in its charter)
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
         Delaware                                  58-1700840
         ---------                                 ----------
(State or other jurisdiction of                   (IRS Employer
incorporation or organization)                  Identification Number)

         26030 Avenue Hall - Studio #5, Valencia, California 91355
         -----------------------------------------------------
          (Address of Principal executive offices)      (Zip code)

                           (661) 257-8000
                           --------------
                       Issuer's telephone number

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ITEM 4.) CHANGE IN REGISTRANT'S CERFIFYING ACCOUNTANT

The Company's CPA Jay J. Shapiro PC has elected not to continue providing auditing services for year end September 2002. There are no accounting or audit disagreement with this firm as to 2000 or 2001. The Company has excepted the resignation of this firm. Exhibit A to this filing.

The company has engaged and acquired the services of Weinberg &
Company, CPA
to replace its current CPA firm, to provide accounting and audit services. No other independent public accountants were consulted by ValCom.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to by signed on its behalf by the undersigned, thereto duly authorized.


Dated: April 22, 2002                    ValCom, Inc.

                                         By: /s/ Vince Vellardita
                                         ------------------------
                                         Vince Vellardita

EXHIBIT "A"

                      JAY J. SHAPIRO, CPA
                  A Professional Corporation
              16501 Ventura Boulevard, Suite 650
                  Encino, California 91436
           Phone (818) 990-4204 / Fax (818) 990-4944


April 23, 2002

   We agree with Paragraph #1 of Item #4 of the Current Report on Form 8-K dated April 22, 2002 for ValCom, Inc.

   We have no knowledge regarding Paragragh #2

   /s/ Jay J. Shapiro
   ________________________
   Jay J. Shapiro CPA, P.C.